                                                                    EXHIBIT 24.1


                               POWERS OF ATTORNEY

                           (2005 Stock Incentive Plan)
                 (2000 Employee Share Purchase Plan, as amended)


          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Shares of Tektronix pursuant to the Tektronix, Inc. 2005 Stock Incentive Plan, and the Tektronix, Inc. 2000 Employee Share Purchase Plan, as amended, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 18, 2006




                                            /s/ RICHARD H. WILLS
                                            -----------------------------------
                                            (Signature)


                                            Richard H. Wills
                                            -----------------------------------
                                            (Type or Print Name)

                                                                    EXHIBIT 24.1


                               POWERS OF ATTORNEY
                               ------------------

                           (2005 Stock Incentive Plan)
                 (2000 Employee Share Purchase Plan, as amended)


          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Shares of Tektronix pursuant to the Tektronix, Inc. 2005 Stock Incentive Plan, and the Tektronix, Inc. 2000 Employee Share Purchase Plan, as amended, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 18, 2006




                                            /s/ COLIN L. SLADE
                                            -----------------------------------
                                            (Signature)


                                            Colin L. Slade
                                            -----------------------------------
                                            (Type or Print Name)

                                                                    EXHIBIT 24.1


                               POWERS OF ATTORNEY
                               ------------------

                           (2005 Stock Incentive Plan)
                 (2000 Employee Share Purchase Plan, as amended)


          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Shares of Tektronix pursuant to the Tektronix, Inc. 2005 Stock Incentive Plan, and the Tektronix, Inc. 2000 Employee Share Purchase Plan, as amended, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 18, 2006




                                            /s/ PAULINE LO ALKER
                                            -----------------------------------
                                            (Signature)



                                            Pauline Lo Alker
                                            -----------------------------------
                                            (Type or Print Name)

                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY
                               ------------------

                           (2005 Stock Incentive Plan)
                 (2000 Employee Share Purchase Plan, as amended)


          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Shares of Tektronix pursuant to the Tektronix, Inc. 2005 Stock Incentive Plan, and the Tektronix, Inc. 2000 Employee Share Purchase Plan, as amended, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 18, 2006




                                            /s/ A. GARY AMES
                                            -----------------------------------
                                            (Signature)



                                            A. Gary Ames
                                            -----------------------------------
                                            (Type or Print Name)

                                                                    EXHIBIT 24.1


                               POWERS OF ATTORNEY
                               ------------------

                           (2005 Stock Incentive Plan)
                 (2000 Employee Share Purchase Plan, as amended)


          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Shares of Tektronix pursuant to the Tektronix, Inc. 2005 Stock Incentive Plan, and the Tektronix, Inc. 2000 Employee Share Purchase Plan, as amended, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 18, 2006




                                            /s/ GERRY B. CAMERON
                                            -----------------------------------
                                            (Signature)



                                            Gerry B. Cameron
                                            -----------------------------------
                                            (Type or Print Name)

                                                                    EXHIBIT 24.1


                               POWERS OF ATTORNEY
                               ------------------

                           (2005 Stock Incentive Plan)
                 (2000 Employee Share Purchase Plan, as amended)


          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Shares of Tektronix pursuant to the Tektronix, Inc. 2005 Stock Incentive Plan, and the Tektronix, Inc. 2000 Employee Share Purchase Plan, as amended, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 18, 2006




                                            /s/ DAVID N. CAMPBELL
                                            -----------------------------------
                                            (Signature)



                                            David N. Campbell
                                            -----------------------------------
                                            (Type or Print Name)

                                                                    EXHIBIT 24.1


                               POWERS OF ATTORNEY
                               ------------------

                           (2005 Stock Incentive Plan)
                 (2000 Employee Share Purchase Plan, as amended)


          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Shares of Tektronix pursuant to the Tektronix, Inc. 2005 Stock Incentive Plan, and the Tektronix, Inc. 2000 Employee Share Purchase Plan, as amended, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 18, 2006




                                            /s/ FRANK C. GILL
                                            -----------------------------------
                                            (Signature)



                                            Frank C. Gill
                                            -----------------------------------
                                            (Type or Print Name)

                                                                    EXHIBIT 24.1


                               POWERS OF ATTORNEY
                               ------------------

                           (2005 Stock Incentive Plan)
                 (2000 Employee Share Purchase Plan, as amended)


          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Shares of Tektronix pursuant to the Tektronix, Inc. 2005 Stock Incentive Plan, and the Tektronix, Inc. 2000 Employee Share Purchase Plan, as amended, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 18, 2006




                                            /s/ MERRILL A. McPEAK
                                            -----------------------------------
                                            (Signature)



                                            Merrill A. McPeak
                                            -----------------------------------
                                            (Type or Print Name)

                                                                    EXHIBIT 24.1


                               POWERS OF ATTORNEY
                               ------------------

                           (2005 Stock Incentive Plan)
                 (2000 Employee Share Purchase Plan, as amended)


          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Shares of Tektronix pursuant to the Tektronix, Inc. 2005 Stock Incentive Plan, and the Tektronix, Inc. 2000 Employee Share Purchase Plan, as amended, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 18, 2006




                                            /s/ ROBIN L. WASHINGTON
                                            -----------------------------------
                                            (Signature)


                                            Robin L. Washington
                                            -----------------------------------
                                            (Type or Print Name)

                                                                    EXHIBIT 24.1


                               POWERS OF ATTORNEY
                               ------------------

                           (2005 Stock Incentive Plan)
                 (2000 Employee Share Purchase Plan, as amended)


          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Shares of Tektronix pursuant to the Tektronix, Inc. 2005 Stock Incentive Plan, and the Tektronix, Inc. 2000 Employee Share Purchase Plan, as amended, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 18, 2006




                                            /s/ CYRIL J. YANSOUNI
                                            -----------------------------------
                                            (Signature)



                                            Cyril J. Yansouni
                                            -----------------------------------
                                            (Type or Print Name)